UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2021

KORE Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	(001-40856)	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 Mansell Road, Suite 300

Alpharetta, GA 30022

877-710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	The New York Stock Exchange
Warrants to purchase common stock	KORE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2021, KORE Group Holdings, Inc. (the “Company”) issued a press release announcing Puneet Pamnani has stepped down from his role as the Company’s Chief Financial Officer and is expected to depart from the Company on February 28, 2022. Effective November 22, 2021, Paul Holtz, the Company’s SVP of Corporate Performance, Planning and Analytics, has been named as interim Chief Financial Officer, while the Company identifies a permanent successor. In the interim, Mr. Pamnani will serve in an advisory capacity to support transition. Mr. Pamnani’s decision to leave the Company is not a result of any disagreement on any matter relating to the Company’s financial statement disclosure, accounting policies, procedures, estimates, or judgments or internal controls.

Mr. Holtz, age 45, joined KORE in 2017 and has public company experience in the technology and SaaS space. Mr. Holtz’s role at KORE was recently expanded to support the Company’s focus on service delivery and to help optimize financial performance. Prior to joining the Company, Mr. Holtz served in various roles at Blackberry, most recently as Head of Finance for the office of the COO. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Holtz and any other person pursuant to which he was selected as interim Chief Financial Officer. Mr. Holtz does not have any family relationships with any of the Company’s directors, executive officers, or other person nominated or chosen by the Company to become a director or executive officer. There are no transactions between Mr. Holtz and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this current report:

Exhibit No.	Description

99.1	Press Release, dated November 29, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: November 29, 2021	By:	/s/ Romil Bahl
	Name:	Romil Bahl
	Title:	President and Chief Executive Officer